Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS FOURTH-QUARTER AND YEAR-END 2009

RESULTS

Book Value per Diluted Share increased by 21.8% to $27.36 in 2009

Net Operating Income of $3.62 per Diluted Share in 2009

HAMILTON, BERMUDA, February 9, 2010—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income of $62.6 million, or $1.08 per diluted share for the quarter ended December 31, 2009, compared to a net loss of $94.1 million, or $1.67 per diluted share for the quarter ended December 31, 2008.

Net operating income for the 2009 fourth quarter was $60.5 million, or $1.04 per diluted share, compared to a net operating loss of $85.5 million, or $1.52 per diluted share last year. Annualized net operating return on average shareholders’ equity for the 2009 fourth quarter was 15.5%.

For the full year 2009, the Company reported net income of $246.2 million, or $4.26 per diluted share, compared to a net loss of $175.3 million, or $3.10 per diluted share last year. Net operating income for 2009 was $208.9 million, or $3.62 per diluted share, compared to a net operating loss of $143.8 million, or $2.54 per diluted share last year. Net operating return on average shareholders’ equity for 2009 was 14.7%.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “Max’s financial results for 2009 reflect another very successful year both operationally and financially, producing a significant increase in book value for our shareholders. We have continued to emphasize diversification and the maintenance of a good balance between specialty insurance and reinsurance, and short- and long-tail business, finely tuning proportions based on prevailing market conditions. In 2009, as our long-tail lines experienced more competition and softer market conditions, across the Group we achieved more robust growth in short-tail lines. We believe our balanced underwriting portfolio helps drive consistency in underwriting results throughout the cycle. Our investment portfolio rebounded significantly from 2008, generating a total return of 6.7%.

“While our core Bermuda/Dublin insurance and reinsurance segments generated over 68% of our property and casualty gross premiums written in 2009, we successfully expanded our other underwriting operations. Max Specialty continued to develop on target, and Max at Lloyd’s had a very successful first full year as a member of Max, contributing meaningfully to group profitability with a combined ratio of 86.3% . In late 2009, we announced the establishment of a Latin American reinsurance operation and the appointment of experienced, leading underwriters for that market. We believe this dedicated local presence will enable us to develop Latin America into a strong source of attractive business for Max.

“Looking forward, we will remain strongly focused on executing a business model designed to produce a 15% return on equity across the cycle; however, in this softer portion of the cycle, we are anticipating an ROE of approximately 13% in 2010, with some incremental benefit from share repurchases,” Becker added.

Fourth quarter 2009 highlights include:

•

Property and casualty gross premiums written increased by $52.2 million (or 23.3%) to $276.3 million, net premiums written increased $63.3 million (or 57.4%) to $173.5 million and net premiums earned increased $51.7 million (or 33.6%) to $205.5 million compared to 2008;

•	Property and casualty combined ratio improved 18.4 percentage points to 81.2% compared to 2008;

•	Net favorable development on prior year loss reserves of $30.9 million, or 15.0 points on the combined ratio;

•	Net gains on other investments of $13.8 million compared to a net loss of $88.0 million in 2008;

•	Net operating income of $60.5 million or $1.04 per diluted share, representing an annualized net operating return on average shareholders’ equity of 15.5%; and

•	Book value per diluted share increased by 3.1% during the quarter to $27.36 at December 31, 2009.

Gross premiums written from property and casualty underwriting for the quarter ended December 31, 2009 were $276.3 million, generated by segments as follows: Bermuda/Dublin insurance $125.0 million; Bermuda/Dublin reinsurance $66.7 million; U.S. specialty $66.2 million; and Max at Lloyd’s $18.3 million.

Segment combined ratios were 59.7% for Bermuda/Dublin insurance, 89.6% for Bermuda/Dublin reinsurance, 99.3% for U.S. specialty and 75.4% for Max at Lloyd’s for the fourth quarter of 2009.

Gross premiums written increased by $12.0 million (or 10.6%) for Bermuda/Dublin insurance, $24.7 million (or 58.8%) for Bermuda/Dublin reinsurance and $6.0 million (or 10.0%) for U.S. specialty compared with the quarter ended December 31, 2008. There were no new contracts written within the life and annuity segment during the fourth quarter of 2009.

Full year 2009 highlights include:

•

Property and casualty gross premiums written increased $319.2 million (or 31.5%) to $1,331.2 million, net premiums written increased $252.6 million (or 42.2%) to $851.2 million and net premiums earned increased $219.2 million (or 38.3%) to $791.0 million compared to 2008;

•	Life and annuity gross premiums written declined by $198.4 million compared to 2008;

•	Property and casualty combined ratio decreased 3.8 percentage points to 88.1% compared to 2008;

•	Net favorable development on prior year loss reserves of $78.3 million, or 9.9 points on the combined ratio;

•	Net gains on other investments of $76.5 million compared to a net loss of $233.0 million in 2008;

•	Net operating income of $208.9 million or $3.62 per diluted share, representing a net operating return on average shareholders’ equity of 14.7%; and

•	Book value per diluted share increased by 21.8% to $27.36 at December 31, 2009.

Gross premiums written from property and casualty underwriting for the year ended December 31, 2009 were $1,331.2 million, generated by segments as follows: Bermuda/Dublin insurance $427.8 million; Bermuda/Dublin reinsurance $489.0 million; U.S. specialty $285.5 million; and Max at Lloyd’s $129.0 million.

For the full year 2009, segment combined ratios were 75.6% for Bermuda/Dublin insurance, 92.1% for Bermuda/Dublin reinsurance, 99.5% for U.S. specialty and 86.3% for Max at Lloyd’s.

Gross premiums written increased $38.4 million (or 9.9%) for Bermuda/Dublin insurance, $69.5 million (or 16.6%) for Bermuda/Dublin reinsurance and $91.1 million (or 46.9%) for U.S. specialty compared with results in 2008. Gross premiums written for the life and annuity segment were $43.8 million in 2009, a decrease of $198.4 million compared with 2008.

Balance Sheet

Cash and fixed maturity investments were $4.9 billion as of December 31, 2009, an increase of $341.0 million from December 31, 2008. Other investments, principally hedge funds, were $314.8 million as of December 31, 2009 representing 6.0% of invested assets, a decrease from 14.1% of invested assets a year prior. The Company’s liquidity position at December 31, 2009 is strong, with 94.8% or $4.7 billion of the Company’s $4.9 billion cash and fixed maturities portfolio held in cash, government and government agency-backed securities and A-rated or better securities. The Company recognized other-than-temporary impairment losses through earnings of $0.9 million for the fourth quarter of 2009, compared to no impairment losses during the same period in 2008. Net impairment losses recognized in earnings for the year were $3.1 million, compared to $16.9 million in 2008.

Net investment income for the fourth quarter 2009 increased to $44.7 million from $44.2 million for the same period in 2008. Net investment income for the full year 2009 declined to $169.7 million from $181.6 million for 2008. The decrease in net investment income in 2009 compared to 2008 reflects the lower-yield investment environment and a deliberately higher than normal cash position.

The Company significantly reduced its external borrowings in 2009. Total debt of $375.0 million has been repaid during 2009, reducing the Company’s debt to $90.5 million at December 31, 2009.

During the fourth quarter of 2009, under the Board-approved share repurchase authorization, the Company repurchased 1,221,171 of its common shares at an average price of $22.89 per share for a total amount of $28.0 million. In 2009, the Company repurchased 1,543,571 of its common shares at an average price of $22.24 per share for a total amount of $34.3 million.

Shareholders’ equity was $1,564.6 million at December 31, 2009. Book value per share at December 31, 2009 was $28.01, compared to $22.94 at December 31, 2008, an increase of 22.1% . Book value per diluted share at December 31, 2009 was $27.36 compared to $22.46 at December 31, 2008, an increase of 21.8% .

A copy of the Company’s financial supplement for the fourth quarter and year will be available on the Company’s website at www.maxcapgroup.com shortly after the release of earnings.

The Company will host a conference call on Wednesday, February 10, 2010 at 10:00am (ET) to discuss this release with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-679-8033 (toll-free U.S.) or 1-617-213-4846 (international) and using access code 13868883. Live broadcast of the conference call will also be available through the Company’s website at www.maxcapgroup.com.

Operating from offices in Bermuda, Ireland, the USA, Latin America and at Lloyd’s, Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers.

In presenting the Company’s results, management has included and discussed net operating income per diluted share, net operating return on average shareholders’ equity, book value per share and diluted book value per share. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

This release includes statements about future economic performance, finances, expectations, plans and prospects of Max Capital Group Ltd. that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2009	December 31, 2008
	(unaudited)
ASSETS
Cash and cash equivalents	$702,278	$949,404
Fixed maturities, trading at fair value	228,696	61,820
Fixed maturities, available for sale at fair value	3,007,356	3,592,039
Fixed maturities, held to maturity at amortized cost (fair value $1,033,551)	1,005,947	—
Other investments, at fair value	314,849	753,658
Accrued interest income	57,215	52,882
Premiums receivable	567,301	554,845
Losses and benefits recoverable from reinsurers	1,001,373	846,622
Deferred acquisition costs	65,648	51,337
Prepaid reinsurance premiums	190,613	192,889
Trades pending settlement	76,031	85,727
Other assets	122,439	110,772

Total assets	$7,339,746	$7,251,995

LIABILITIES
Property and casualty losses	$3,178,094	$2,938,171
Life and annuity benefits	1,372,513	1,366,976
Deposit liabilities	152,629	219,260
Funds withheld from reinsurers	140,079	164,157
Unearned property and casualty premiums	628,161	574,134
Reinsurance balances payable	146,085	160,686
Accounts payable and accrued expenses	67,088	81,916
Bank loans	—	375,000
Senior notes	90,464	91,364

Total liabilities	5,775,113	5,971,664

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 55,867,125 (2008 - 55,805,790) shares issued and outstanding	55,867	55,806
Additional paid-in capital	752,309	763,391
Accumulated other comprehensive income (loss)	25,431	(45,399)
Retained earnings	731,026	506,533

Total shareholders’ equity	1,564,633	1,280,331

Total liabilities and shareholders’ equity	$7,339,746	$7,251,995

Book Value Per Share	$28.01	$22.94

Diluted Book Value Per Share	$27.36	$22.46

Diluted Shares Outstanding	57,178,458	57,017,157

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31		Year Ended December 31
	2009	2008	2009	2008
REVENUES
Gross premiums written	$278,333	$372,065	$1,375,001	$1,254,250
Reinsurance premiums ceded	(103,143)	(114,196)	(480,481)	(414,047)

Net premiums written	$175,190	$257,869	$894,520	$840,203

Earned premiums	$325,078	$409,572	$1,318,949	$1,170,248
Earned premiums ceded	(117,805)	(108,073)	(484,593)	(356,738)

Net premiums earned	207,273	301,499	834,356	813,510
Net investment income	44,668	44,226	169,741	181,624
Net realized and unrealized gains (losses) on investments	17,325	(88,951)	81,765	(234,965)

Total other-than-temporary impairment losses	(125)	—	(5,315)	(16,887)
Portion of loss recognized in other comprehensive income (loss), before taxes	(800)	—	2,237	—

Net impairment losses recognized in earnings	(925)	—	(3,078)	(16,887)
Net realized gain on retirement of senior notes	111	2,245	111	2,245
Other income	(196)	457	2,903	1,458

Total revenues	268,256	259,476	1,085,798	746,985

LOSSES AND EXPENSES
Net losses and loss expenses	114,870	115,160	493,599	393,745
Claims and policy benefits	16,976	164,351	101,093	301,526
Acquisition costs	23,188	16,635	96,874	52,379
Interest expense	6,685	15,542	21,339	36,089
Net foreign exchange losses (gains)	702	7,889	(5,772)	9,873
Merger and acquisition expenses	(224)	(544)	(31,566)	2,944
General and administrative expenses	38,458	34,468	153,995	124,515

Total losses and expenses	200,655	353,501	829,562	921,071

INCOME (LOSS) BEFORE TAXES	67,601	(94,025)	256,236	(174,086)
Income tax expense	5,009	58	10,021	1,232

NET INCOME (LOSS)	62,592	(94,083)	246,215	(175,318)
Change in net unrealized gains and losses on fixed maturities, net of tax	(16,085)	118,821	50,544	9,882
Foreign currency translation adjustment	(86)	(17,471)	20,286	(34,940)

COMPREHENSIVE INCOME (LOSS)	$46,421	$7,267	$317,045	$(200,376)

Basic earnings per share	$1.10	$(1.67)	$4.32	$(3.10)

Diluted earnings per share (1)	$1.08	$(1.67)	$4.26	$(3.10)

Net operating income per diluted share	$1.04	$(1.52)	$3.62	$(2.54)

Weighted average shares outstanding - basic	57,090,930	56,296,064	57,006,908	56,565,588

Weighted average shares outstanding - diluted (1)	58,035,775	56,296,064	57,767,137	56,565,588

(1)	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31
	2009	2008
Common shares
Balance, beginning of year	$55,806	$57,515
Issuance of common shares, net	1,604	2,439
Repurchase of shares	(1,543)	(4,148)

Balance, end of year	55,867	55,806

Additional paid-in capital
Balance, beginning of year	763,391	844,455
Issuance of common shares, net	789	4,379
Stock based compensation expense	20,907	20,248
Repurchase of shares	(32,778)	(105,691)

Balance, end of year	752,309	763,391

Accumulated other comprehensive income (loss)
Balance, beginning of year	(45,399)	(20,341)
Holding gains (losses) on available for sale securities arising in year, net of tax	51,563	(5,327)
Net realized losses on available for sale securities included in net income, net of tax	1,218	15,209
Portion of other-than-temporary impairment losses recognised in other comprehensive income, net of tax	(2,237)	—
Foreign currency translation adjustment	20,286	(34,940)

Balance, end of year	25,431	(45,399)

Retained earnings
Balance, beginning of year	506,533	702,265
Net income (loss)	246,215	(175,318)
Dividends paid	(21,722)	(20,414)

Balance, end of year	731,026	506,533

Total shareholders’ equity	$1,564,633	$1,280,331

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31
	2009	2008
OPERATING ACTIVITIES
Net income (loss)	$246,215	$(175,318)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock based compensation	20,907	20,248
Amortization of premium on fixed maturities	3,921	5,095
Accretion of deposit liabilities	2,907	4,507
Net realized and unrealized (gains) losses on investments	(81,765)	234,965
Net impairment losses recognized in earnings	3,078	16,887
Net realized gain on retirement of senior notes	(111)	(2,245)
Changes in:
Accrued interest income	(4,206)	(3,498)
Premiums receivable	(7,551)	(52,844)
Losses and benefits recoverable from reinsurers	(145,863)	(223,188)
Deferred acquisition costs	(12,913)	2,934
Prepaid reinsurance premiums	3,932	(55,801)
Other assets	(2,050)	(3,006)
Property and casualty losses	199,201	373,625
Life and annuity benefits	(21,070)	200,434
Funds withheld from reinsurers	(24,079)	(5,106)
Unearned property and casualty premiums	44,490	84,563
Reinsurance balances payable	(15,579)	46,934
Accounts payable and accrued expenses	(16,312)	12,799

Cash provided by operating activities	193,152	481,985

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,212,911)	(930,864)
Sales of available for sale securities	281,495	421,425
Redemptions of available for sale securities	625,434	511,787
Purchases of trading securities	(195,151)	(21,194)
Sales of trading securities	29,578	17,209
Redemptions of trading securities	8,347	3,201
Purchases of held to maturity securities	(33,647)	—
Net sales of other investments	534,244	89,231
Acquisition of subsidiary, net of cash acquired	(8,198)	103,155

Cash provided by investing activities	29,191	193,950

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	2,393	6,818
Repurchase of common shares	(34,321)	(109,839)
Net repayments of bank loans	(375,000)	45,000
Net repayments of senior notes	(811)	(8,415)
Dividends paid	(21,722)	(20,414)
Additions to deposit liabilities	14,630	16,681
Payment of deposit liabilities	(84,168)	(23,000)

Cash used in financing activities	(498,999)	(93,169)

Effect of exchange rate on cash	29,530	(31,018)
Net (decrease) increase in cash and cash equivalents	(247,126)	551,748
Cash and cash equivalents, beginning of year	949,404	397,656

CASH AND CASH EQUIVALENTS, END OF YEAR	$702,278	$949,404

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $6,896 and $21,416 for the years ended December 31, 2009 and 2008, respectively.

Corporate taxes paid totaled $609 and $199 for the year ended December 31, 2009 and 2008, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$427,767	$489,028	$285,478	$128,973	$1,331,246	$43,755	$—	$1,375,001
Reinsurance premiums ceded	(212,083)	(80,005)	(155,096)	(32,884)	(480,068)	(413)	—	(480,481)

Net premiums written	$215,684	$409,023	$130,382	$96,089	$851,178	$43,342	$—	$894,520

Earned premiums	$417,090	$476,434	$256,670	$125,000	$1,275,194	$43,755	$—	$1,318,949
Earned premiums ceded	(211,127)	(88,578)	(154,568)	(29,907)	(484,180)	(413)	—	(484,593)

Net premiums earned	205,963	387,856	102,102	95,093	791,014	43,342	—	834,356
Net investment income	22,875	40,220	5,987	4,388	73,470	50,993	45,278	169,741
Net realized and unrealized gains on investments	4,430	10,540	232	2,590	17,792	37,338	26,635	81,765
Net impairment losses recognized in earnings	—	—	—	—	—	—	(3,078)	(3,078)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	111	111
Other income	1,238	12	314	658	2,222	(120)	801	2,903

Total revenues	234,506	438,628	108,635	102,729	884,498	131,553	69,747	1,085,798
Net losses and loss expenses	132,355	254,474	62,812	43,958	493,599	—	—	493,599
Claims and policy benefits	—	—	—	—	—	101,093	—	101,093
Acquisition costs	(1,233)	71,074	7,501	18,136	95,478	1,396	—	96,874
Interest expense	781	6,591	—	—	7,372	3,328	10,639	21,339
Net foreign exchange gains	—	—	—	(5,055)	(5,055)	—	(717)	(5,772)
Merger and acquisition expenses	—	—	—	—	—	—	(31,566)	(31,566)
General and administrative expenses	24,623	31,778	31,229	19,972	107,602	2,786	43,607	153,995

Total losses and expenses	156,526	363,917	101,542	77,011	698,996	108,603	21,963	829,562

Income before taxes	$77,980	$74,711	$7,093	$25,718	$185,502	$22,950	$47,784	$256,236

Loss Ratio (a)	64.3%	65.6%	61.5%	46.2%	62.4%
Combined Ratio (b)	75.6%	92.1%	99.5%	86.3%	88.1%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$125,040	$66,732	$66,210	$18,344	$276,326	$2,007	$—	$278,333
Reinsurance premiums ceded	(66,007)	569	(36,517)	(921)	(102,876)	(267)	—	(103,143)

Net premiums written	$59,033	$67,301	$29,693	$17,423	$173,450	$1,740	$—	$175,190

Earned premiums	$109,381	$111,440	$71,061	$31,189	$323,071	$2,007	$—	$325,078
Earned premiums ceded	(53,417)	(13,867)	(42,886)	(7,368)	(117,538)	(267)	—	(117,805)

Net premiums earned	55,964	97,573	28,175	23,821	205,533	1,740	—	207,273
Net investment income	6,014	10,613	1,438	1,172	19,237	13,367	12,064	44,668
Net realized and unrealized gains on investments	893	2,073	84	3	3,053	8,192	6,080	17,325
Net impairment losses recognized in earnings	—	—	—	—	—	—	(925)	(925)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	111	111
Other income	—	—	42	183	225	(120)	(301)	(196)

Total revenues	62,871	110,259	29,739	25,179	228,048	23,179	17,029	268,256
Net losses and loss expenses	26,326	61,718	16,312	10,514	114,870	—	—	114,870
Claims and policy benefits	—	—	—	—	—	16,976	—	16,976
Acquisition costs	270	17,578	1,628	3,339	22,815	373	—	23,188
Interest expense	781	4,191	—	—	4,972	525	1,188	6,685
Net foreign exchange losses	—	—	—	69	69	—	633	702
Merger and acquisition expenses	—	—	—	—	—	—	(224)	(224)
General and administrative expenses	6,798	8,174	10,034	4,116	29,122	606	8,730	38,458

Total losses and expenses	34,175	91,661	27,974	18,038	171,848	18,480	10,327	200,655

Income before taxes	$28,696	$18,598	$1,765	$7,141	$56,200	$4,699	$6,702	$67,601

Loss Ratio (a)	47.0%	63.3%	57.9%	44.1%	55.9%
Combined Ratio (b)	59.7%	89.6%	99.3%	75.4%	81.2%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s (c)	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$389,368	$419,509	$194,353	$8,844	$1,012,074	$242,176	$—	$1,254,250
Reinsurance premiums ceded	(198,098)	(92,421)	(118,710)	(4,294)	(413,523)	(524)	—	(414,047)

Net premiums written	$191,270	$327,088	$75,643	$4,550	$598,551	$241,652	$—	$840,203

Earned premiums	$371,080	$426,157	$121,172	$9,663	$928,072	$242,176	$—	$1,170,248
Earned premiums ceded	(189,125)	(84,366)	(77,374)	(5,349)	(356,214)	(524)	—	(356,738)

Net premiums earned	181,955	341,791	43,798	4,314	571,858	241,652	—	813,510
Net investment income	18,437	36,069	7,235	542	62,283	40,058	79,283	181,624
Net realized and unrealized (losses) gains on investments	(23,499)	(51,096)	(523)	508	(74,610)	(100,921)	(59,434)	(234,965)
Net impairment losses recognized in earnings	—	—	—	—	—	—	(16,887)	(16,887)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	2,245	2,245
Other income	1,112	—	303	160	1,575	—	(117)	1,458

Total revenues	178,005	326,764	50,813	5,524	561,106	180,789	5,090	746,985
Net losses and loss expenses	142,150	218,749	30,376	2,470	393,745	—	—	393,745
Claims and policy benefits	—	—	—	—	—	301,526	—	301,526
Acquisition costs	(2,810)	51,328	3,039	981	52,538	(159)	—	52,379
Interest expense	—	7,516	—	—	7,516	6,818	21,755	36,089
Net foreign exchange losses	—	—	—	(382)	(382)	—	10,255	9,873
Merger and acquisition expenses	—	—	—	—	—	—	2,944	2,944
General and administrative expenses	21,101	28,548	27,235	2,525	79,409	2,917	42,189	124,515

Total losses and expenses	160,441	306,141	60,650	5,594	532,826	311,102	77,143	921,071

Income (loss) before taxes	$17,564	$20,623	$(9,837)	$(70)	$28,280	$(130,313)	$(72,053)	$(174,086)

Loss Ratio (a)	78.1%	64.0%	69.4%	57.3%	68.9%
Combined Ratio (b)	88.2%	87.4%	138.5%	138.5%	91.9%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s (c)	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$113,080	$42,025	$60,191	$8,844	$224,140	$147,925	$—	$372,065
Reinsurance premiums ceded	(64,999)	(7,288)	(37,376)	(4,294)	(113,957)	(239)	—	(114,196)

Net premiums written	$48,081	$34,737	$22,815	$4,550	$110,183	$147,686	$—	$257,869

Earned premiums	$92,988	$115,494	$43,502	$9,663	$261,647	$147,925	$—	$409,572
Earned premiums ceded	(48,134)	(26,549)	(27,803)	(5,349)	(107,835)	(238)	—	(108,073)

Net premiums earned	44,854	88,945	15,699	4,314	153,812	147,687	—	301,499
Net investment income	5,124	8,272	1,672	542	15,610	10,126	18,490	44,226
Net realized and unrealized (losses) gains on investments	(9,923)	(21,458)	—	508	(30,873)	(42,170)	(15,908)	(88,951)
Net impairment losses recognized in earnings	—	—	—	—	—	—	—	—
Net realized gain on retirement of senior notes	—	—	—	—	—	—	2,245	2,245
Other income	—	—	163	160	323	—	134	457

Total revenues	40,055	75,759	17,534	5,524	138,872	115,643	4,961	259,476
Net losses and loss expenses	33,331	68,423	10,936	2,470	115,160	—	—	115,160
Claims and policy benefits	—	—	—	—	—	164,351	—	164,351
Acquisition costs	(865)	16,154	980	981	17,250	(615)	—	16,635
Interest expense	—	5,134	—	—	5,134	4,722	5,686	15,542
Net foreign exchange losses	—	—	—	(382)	(382)	—	8,271	7,889
Merger and acquisition expenses	—	—	—	—	—	—	(544)	(544)
General and administrative expenses	5,049	6,567	6,636	2,525	20,777	644	13,047	34,468

Total losses and expenses	37,515	96,278	18,552	5,594	157,939	169,102	26,460	353,501

Income (loss) before taxes	$2,540	$(20,519)	$(1,018)	$(70)	$(19,067)	$(53,459)	$(21,499)	$(94,025)

Loss Ratio (a)	74.3%	76.9%	69.7%	57.3%	74.9%
Combined Ratio (b)	83.6%	102.5%	118.2%	138.5%	99.6%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
(c)	The results of operations for the Max at Lloyd’s segment are consolidated only from the November 6, 2008 date of acquisition.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–YEAR ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		Year Ended December 31, 2009			Year Ended December 31, 2008
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	S	$69,834	5.1%	31.7%	$53,034	4.2%
Excess Liability	L	113,767	8.3%	(7.9%)	123,490	9.8%
Professional Liability	L	179,904	13.1%	13.0%	159,140	12.7%
Property	S	64,262	4.6%	19.7%	53,704	4.3%

		427,767	31.1%	9.9%	389,368	31.0%
Bermuda/Dublin Reinsurance:
Agriculture	S	89,550	6.5%	11.3%	80,454	6.4%
Aviation	S	34,715	2.5%	10.0%	31,555	2.5%
General Casualty	L	29,185	2.1%	187.1%	10,165	0.8%
Marine & Energy	S	18,321	1.3%	43.5%	12,769	1.0%
Medical Malpractice	L	67,483	4.9%	(12.5%)	77,133	6.1%
Other	S	2,297	0.2%	18.8%	1,934	0.2%
Professional Liability	L	71,531	5.2%	84.7%	38,718	3.1%
Property	S	87,039	6.4%	(12.3%)	99,280	7.9%
Whole Account	L	11,456	0.9%	(11.2%)	12,906	1.0%
Workers’ Compensation	L	77,451	5.6%	41.9%	54,595	4.4%

		489,028	35.6%	16.6%	419,509	33.4%
U.S. Specialty:
General Casualty	L	87,782	6.5%	46.7%	59,838	4.8%
Marine	S	61,360	4.5%	58.7%	38,667	3.1%
Professional Liability	L	576	0.0%	n/a	—	—
Property	S	135,760	9.8%	41.6%	95,848	7.6%

		285,478	20.8%	46.9%	194,353	15.5%
Max at Lloyd’s (a):
Accident & Health	S	22,602	1.6%	n/a	408	0.0%
Aviation	S	2,611	0.2%	n/a	—	—
Financial Institutions	L	23,822	1.7%	n/a	4,062	0.3%
Professional Liability	L	19,889	1.4%	n/a	2,928	0.3%
Property	S	60,049	4.4%	n/a	1,446	0.1%

		128,973	9.3%	n/a	8,844	0.7%

Aggregate Property & Casualty		$1,331,246	96.8%	31.5%	$1,012,074	80.7%

Life & Annuity:
Annuity		$—	—	n/a	$239,555	19.1%
Life		43,755	3.2%	n/a	2,621	0.2%

Aggregate Life & Annuity		$43,755	3.2%	(81.9%)	$242,176	19.3%

Aggregate P&C and Life & Annuity		$1,375,001	100.0%	9.6%	$1,254,250	100.0%

(a) The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired

S = Short tail lines		$648,400	48.7%		$469,099	46.4%
L = Long tail lines		682,846	51.3%		542,975	53.6%

Aggregate Property & Casualty		$1,331,246			$1,012,074

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31		Year Ended December 31
	2009	2008	2009	2008
Net income (loss)	$62,592	$(94,083)	$246,215	$(175,318)
Net realized and unrealized (gains) losses on fixed maturities, net of tax (1)	(2,576)	1,108	(1,411)	18,640
Foreign exchange losses (gains), net of tax	682	7,999	(4,331)	9,982
Merger and acquisition expenses, net of tax	(224)	(544)	(31,566)	2,944

Net operating income (loss)	$60,474	$(85,520)	$208,907	$(143,752)

Net income (loss) per diluted share	$1.08	$(1.67)	$4.26	$(3.10)
Net realized and unrealized (gains) losses on fixed maturities, net of tax (1)	(0.05)	0.02	(0.02)	0.33
Foreign exchange losses (gains), net of tax	0.01	0.14	(0.07)	0.18
Merger and acquisition expenses, net of tax	—	(0.01)	(0.55)	0.05

Net operating income (loss) per diluted share	$1.04	$(1.52)	$3.62	$(2.54)

Weighted average shares outstanding - basic	57,090,930	56,296,064	57,006,908	56,565,588

Weighted average shares outstanding - diluted (2)	58,035,775	56,296,064	57,767,137	56,565,588

(1)	Net realized and unrealized (gains) losses on fixed maturities includes realized and unrealized (gains) losses on trading securities, realised (gains) losses on available for sale securities, net impairment losses recognized in earnings, and changes in fair value of investment derivatives.
(2)	In accordance with U.S. generally accepted accounting principles, diluted earnings per share calculations use weighted average common shares outstanding - basic, for periods with a net loss

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended December 31		Year Ended December 31
	2009	2008	2009	2008
Net income (loss)	$62,592	$(94,083)	$246,215	$(175,318)
Annualized net income (loss)	250,368	(376,332)	246,215	(175,318)
Net operating income (loss)	$60,474	$(85,520)	$208,907	$(143,752)
Annualized net operating income (loss)	241,896	(342,080)	208,907	(143,752)
Beginning shareholders’ equity	$1,546,674	$1,274,482	$1,280,331	$1,583,894
Ending shareholders’ equity	1,564,633	1,280,331	1,564,633	1,280,331
Average shareholders’ equity	1,555,654	1,277,407	1,422,482	1,432,113
Annualized return on average shareholders’ equity	16.1%	(29.5%)	17.3%	(12.2%)
Annualized net operating return on average shareholders’ equity	15.5%	(26.8%)	14.7%	(10.0%)

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–YEAR ENDED DECEMBER 31, 2009 (Unaudited)

Expressed in thousands of United States Dollars

	As at December 31, 2009	Investment Distribution	Credit Rating	As at December 31, 2009	Ratings Distribution
Cash and Cash Equivalents	$702,278	13.4%	U.S. Government and Agencies (1)	$1,214,895	28.6%

			AAA	720,364	17.0%
U.S. Government and Agencies	525,427	10.0%	AA	325,997	7.7%
Non-U.S. Government	82,027	1.5%	A	731,723	17.3%
Corporate Securities	1,375,999	26.2%	BBB	100,841	2.4%
Municipal Securities	83,658	1.6%	BB	34,781	0.8%
Asset-Backed Securities	102,006	1.9%	B or lower	107,451	2.5%

Residential Mortgage-Backed Securities	763,974	14.5%	Fixed Maturities at fair value	$3,236,052	76.3%
Commercial Mortgage-Backed Securities	302,961	5.8%

			U.S. Government and Agencies	$14,050	0.3%
Fixed Maturities at fair value	$3,236,052	61.5%	AAA	717,954	16.9%

			AA	101,675	2.4%
U.S. Government and Agencies	$14,050	0.3%	A	158,141	3.7%
Non-U.S. Government	573,250	10.9%	BBB	12,672	0.3%
Corporate Securities	418,647	7.9%	BB	—	0.0%

			B or lower	1,455	0.1%

Fixed Maturities at amortised cost	$1,005,947	19.1%	Fixed Maturities at amortised cost	$1,005,947	23.7%

Other Investments	$314,849	6.0%	Total Fixed Maturities	$4,241,999

Total Investments	$5,259,126	100.0%

(1)	Included within U.S. Government and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $689,468.

Contacts

Susan Spivak Bernstein	Roanne Kulakoff
Senior Vice President	Kekst and Company
susan.spivak@maxcapservices.com	roanne-kulakoff@kekst.com
1-212-898-6640	1-212-521-4837